UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 15, 2022

SIMPLICITY ESPORTS AND GAMING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-38188	82-1231127
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7000 W. Palmetto Park Rd., Suite 505

Boca Raton, FL 33433

(Address of Principal Executive Offices)

(855) 345-9467

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed, on September 28, 2022, Simplicity Esports and Gaming Company (the “Company”) entered into an exchange agreement (the “Exchange Agreement”), dated as of September 28, 2022, by and among the Company, Diverted River Technology, LLC (“Diverted River”), the member(s) of Diverted River from time to time (the “Members”) and Zachary Johnson, as the Members’ representative. Pursuant to the terms of the Exchange Agreement, the Company agreed to acquire from the Members 100% of the membership interests of Diverted River held by the Members as of the closing (the “Closing”), in exchange for the issuance by the Company to the Members of shares of the Company’s common stock equal to 80% of the issued and outstanding shares of the Company’s common stock as of the Closing.

The parties may terminate the Exchange Agreement pursuant to the terms of the Exchange Agreement, including, but not limited to, if the conditions to Closing have not been satisfied or waived by December 15, 2022.

On December 15, 2022, the parties entered into Amendment No. 1 to Exchange Agreement (“Amendment No. 1”). Pursuant to the terms of Amendment No. 1, the termination date was amended to be February 1, 2023. Except as set forth in Amendment No. 1, the Exchange Agreement remains in full force and effect.

The description of Amendment No. 1 does not purport to be complete and is qualified in its entirety by reference to Amendment No. 1, a copy of which is filed as Exhibit 10.1 hereto and are incorporated herein by reference.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Amendment No. 1 to Exchange Agreement, dated as of December 15, 2022, by and among the registrant, Diverted River Technology, LLC, the member(s) of Diverted River Technology, LLC from time to time and Zachary Johnson, as the Members’ representative.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIMPLICITY ESPORTS AND GAMING COMPANY

Date: December 16, 2022	By:	/s/ Roman Franklin
Roman Franklin
Chief Executive Officer